EXHIBIT 24
POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 19, 2009

/s/ Joel F. Gemunder
Joel F. Gemunder

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 19, 2009

/s/ Patrick P. Grace
Patrick P. Grace

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 19, 2009

/s/ Edward L. Hutton
Edward L. Hutton

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 18, 2009

/s/ Thomas C. Hutton
Thomas C. Hutton

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as her true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 16, 2009

/s/ Sandra E. Laney
Sandra E. Laney

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 19, 2009

/s/ Timothy S. O’Toole
Timothy S. O’Toole

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 17, 2009

/s/ Donald E. Saunders
Donald E. Saunders

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 17, 2009

/s/ George J. Walsh III
George J. Walsh III

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 16, 2009

/s/ Frank E. Wood
Frank E. Wood

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 18, 2009

/s/ Walter L. Krebs
Walter L. Krebs

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 19, 2009

/s/ Andrea R. Lindell
Andrea R. Lindell